SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    January 14, 2003

State Street Corporation

(Exact Name of Registrant as Specified in Its Charter)

Massachusetts	0-5108	04-2456637
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number.)

225 Franklin Street, Boston, Massachusetts	02110
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:    (617) 786-3000

Item 5. Other Events.

In order to furnish certain exhibits for incorporation by reference into the Registration Statement on Form S-3 of State Street Corporation previously filed with the Securities and Exchange Commission (File No. 333-98267), as amended and supplemented, which Registration Statement has been declared effective by the Commission, State Street Corporation is filing an Underwriting Agreement dated January 14, 2003 between State Street Corporation and Goldman, Sachs & Co. and Deutsche Bank Securities Inc., as representatives of the underwriters listed on Schedule I thereto, as Exhibit 1.1 to such Registration Statement, an Underwriting Agreement dated January 14, 2003 between State Street Corporation and Goldman, Sachs & Co. and Deutsche Bank Securities Inc., as representatives of the underwriters listed on Schedule I thereto, as Exhibit 1.2 to such Registration Statement, and an Underwriting Agreement dated January 14, 2003 between State Street Corporation, State Street Capital Trust II and Goldman, Sachs & Co., as representative of the underwriters listed on Schedule I thereto, as Exhibit 1.3 to such Registration Statement.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

1.1	Underwriting Agreement dated January 14, 2003 between State Street Corporation and Goldman, Sachs & Co. and Deutsche Bank Securities Inc.

1.2	Underwriting Agreement dated January 14, 2003 between State Street Corporation and Goldman, Sachs & Co. and Deutsche Bank Securities Inc.

1.3	Underwriting Agreement dated January 14, 2003 between State Street Corporation, State Street Capital Trust II and Goldman, Sachs & Co.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

/s/ Frederick P. Baughman
Name: Frederick P. Baughman Title: Senior Vice President, Controller and Chief Accounting Officer
Date: January 15, 2003

EXHIBIT INDEX

Exhibit

1.1	Underwriting Agreement dated January 14, 2003 between State Street Corporation and Goldman, Sachs & Co. and Deutsche Bank Securities Inc.

1.2	Underwriting Agreement dated January 14, 2003 between State Street Corporation and Goldman, Sachs & Co. and Deutsche Bank Securities Inc.

1.3	Underwriting Agreement dated January 14, 2003 between State Street Corporation, State Street Capital Trust II and Goldman, Sachs & Co.